SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  March 26, 2008

COMMSCOPE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12929 (Commission File Number)	36-4135495 (I.R.S. Employer Identification Number)
1100 CommScope Place, SE P.O. Box 339 Hickory, North Carolina 28602 (Address of principal executive offices)

        Registrant’s telephone number, including area code:                                                                                                         (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 26, 2008, CommScope, Inc. (“CommScope”), Andrew Corporation, (“Andrew”), Andrew Corporation Mauritius (“Andrew Mauritius”, and together with CommScope and Andrew, the “Andrew Parties”), Andes Industries, Inc. (“Andes”), PCT International, Inc. (“PCT International”), PCT Mauritius Holding Limited (“PCT Mauritius”), Mr. Steven Youtsey (“Youtsey”) and PCT Broadband Telecommunications (Yantai) Co. Ltd. (“PCTY”, and together with Andes, PCT International, PCT Mauritius and Youtsey, the “Andes Parties”) entered into an Agreement (the “Agreement”).

The Agreement was entered into to comply with the terms of the settlement agreement among CommScope, Andrew and the United States Department of Justice (“DOJ”) allowing CommScope to complete its acquisition of Andrew.  Under the terms of the proposed consent decree, which was filed by the DOJ on December 6, 2007 in U.S. District Court for the District of Columbia and is subject to approval by the court, CommScope is required to divest certain non-core assets, including Andrew's non-controlling minority interest in Andes and other related assets.  Pursuant to the Agreement, the Andrew Parties are transferring their equity interest in Andes, debt issued by PCT International, PCT Mauritius and Andes, a warrant to acquire additional equity of Andes under certain circumstances, and intellectual property related to Z-Wire, to the Andes Parties; each of the Andrew Parties and the Andes Parties are agreeing to a mutual release of claims against each other relating to prior transactions between the Andrew Parties and the Andes Parties; and Andes is agreeing to make payments of up to $16 million to Andrew upon the occurrence of certain extraordinary events, such as the sale of Andes to a third party, during a two year period following the consummation of the Agreement.  The consummation of the Agreement is subject, among other things, to the approval of the DOJ.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.  A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated by reference herein.

A copy of the press release announcing the signing of the Agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibit                    Description

10.1
Agreement, dated as of March 26, 2008 by and among CommScope, Inc., Andrew Corporation, Andrew Corporation Mauritius, Andes Industries, Inc., PCT International, Inc., PCT Mauritius Holding Limited, Mr. Steven Youtsey and PCT Broadband Telecommunications (Yantai) Co. Ltd.

99.1	CommScope, Inc. Press Release dated March 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 26, 2008

COMMSCOPE, INC.

By:	/s/ Frank B. Wyatt, II
Name: Frank B. Wyatt, II
Title: Senior Vice President, General Counsel & Secretary

INDEX OF EXHIBITS

Exhibit	Description
10.1
Agreement, dated as of March 26, 2008 by and among CommScope, Inc., Andrew Corporation, Andrew Corporation Mauritius, Andes Industries, Inc., PCT International, Inc., PCT Mauritius Holding Limited, Mr. Steven Youtsey and PCT Broadband Telecommunications (Yantai) Co. Ltd.

99.1	CommScope, Inc. Press Release dated March 26, 2008.